Filed pursuant to 497(k)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Managers Fairpointe Mid Cap Fund

Supplement dated March 19, 2021 to the Summary Prospectus, dated February 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Managers Fairpointe Mid Cap Fund (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

At a meeting held on March 17-18, 2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of River Road Asset Management, LLC (“River Road” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Fairpointe Capital LLC (“Fairpointe”), effective March 19, 2021 (the “Implementation Date”). The appointment of River Road was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and River Road (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and Fairpointe with respect to the Fund (the “Former Subadvisory Agreement”), which occurred on March 19, 2021, or the approval of a new subadvisory agreement between AMGF and River Road by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of River Road as the subadviser to the Fund, a new subadvisory agreement between AMGF and River Road (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by River Road under the Interim Subadvisory Agreement approved by the Board is the same rate of compensation that Fairpointe would have received under the Former Subadvisory Agreement.

In connection with the hiring of River Road, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Fairpointe Mid Cap Fund to AMG River Road Mid Cap Value Fund, (ii) made changes to its principal investment strategies and principal risks, and (iii) replaced its primary benchmark index with the Russell Midcap® Value Index and removed its secondary benchmark index.

Also in connection with the hiring of River Road, the Board approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: (i) the management fee for the Fund will be reduced from a tiered fee of 0.70% of the average daily net assets of the Fund for the first $100,000,000 of assets under management, 0.65% for the next $300,000,000 and 0.60% on amounts in excess of $400,000,000 to an annual fee of 0.56% of the average daily net assets of the Fund; (ii) the Fund’s existing contractual expense limitation agreement with AMGF will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least March 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.76% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iii) the shareholder servicing fee waivers in place for Class N and Class I shares will be eliminated and the amount of shareholder servicing fees Class I and Class N shares of the Fund are authorized to pay to financial intermediaries will be decreased from 0.15% to 0.05% for Class I shares and 0.15% to 0.10% for Class N shares. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.

The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income and any other undistributed income for the current taxable year. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain Federal Income Tax Information” for further information.

In addition, effective as of the Implementation Date, the Summary Prospectus is amended as follows:

All references to the name of the Fund shall refer to AMG River Road Mid Cap Value Fund.

The section titled “Principal Investment Strategies” beginning on page 1 is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Until May 21, 2021, under normal conditions, the Fund invests at least 80% of its assets in stocks of mid-cap companies with an improving revenue and earnings growth outlook. Effective May 21, 2021, under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of mid-capitalization companies. The Fund currently considers mid-cap companies to be those with market capitalizations at the time of acquisition within the capitalization range of the Russell Midcap® Index (between $1.8 billion and $31.7 billion as of May 8, 2020, the date of the latest reconstitution of the Index (implemented by the Index June 26, 2020)). This capitalization range will change over time. The Fund may continue to hold securities of a portfolio company that subsequently drops below or appreciates above this capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in securities of mid-cap companies at any given time.

The Fund invests primarily in equity securities that River Road Asset Management, LLC, the subadviser to the Fund (“River Road” or the “Subadviser”), believes are undervalued. Value investing involves buying stocks that River Road believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund may also invest in common stock of companies with market capitalizations that are above or below that of the Russell Midcap® Index at the time of acquisition, real estate investment trusts (“REITs”), convertible securities, preferred securities, and foreign securities (directly and through depositary receipts).

The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to generate attractive, sustainable, low volatility returns over the long term, with an emphasis on minimizing downside portfolio risk.

The Subadviser builds the Fund’s portfolio from the bottom up, making security-specific research central to the Subadviser’s process. At the core of the Subadviser’s Absolute Value® approach is a systematic method for assessing the ‘risk-to-reward’ characteristics of an investment. The goal of the research process is to formulate two outputs from which an investment decision is made – conviction rating (risk) and discount to value (reward). A stock’s conviction rating combined with its discount to value determine not only whether the stock qualifies for investment, but also how the stock will be sized within the Fund.

The Subadviser employs a balanced approach to diversification and a structured sell discipline that seeks to reduce portfolio volatility and the risk of permanent loss of capital.

The section titled “Principal Risks” on page 2 is revised to remove “Growth Stock Risk” as a principal risk of the Fund and to reflect that the Fund is subject to the following additional principal risk:

Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Also with respect to the section titled “Principal Risks” on page 2, “Sector Risk” is deleted and replaced with the following:

Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the financials sector may comprise a significant portion of the Fund’s portfolio. Unique risks of the financials sector include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market fluctuations.

Also with respect to the section titled “Principal Risks” on page 2, the principal risks shall appear in the following order: Market Risk; Small- and Mid-Capitalization Stock Risk; Management Risk; Sector Risk; Value Stock Risk; Convertible Securities Risk; Currency Risk; Foreign Investment Risk; Liquidity Risk; and Real Estate Industry Risk.

In the section titled “Performance” on page 3, the first paragraph is deleted and replaced with the following:

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

As of March 19, 2021, River Road was appointed as subadviser to the Fund and the Fund changed its name to “AMG River Road Mid Cap Value Fund,” adopted its current investment strategies and began comparing its performance to the Russell Midcap® Value Index. The Fund’s performance information for periods prior to March 19, 2021 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.

To obtain updated performance information, please visit www.amgfunds.com or call 800.548.4539.

The Average Annual Total Returns table in the section titled “Performance” on page 3 is deleted and replaced with the following:

Average Annual Total Returns as of 12/31/20

AMG River Road Mid Cap Value Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes	3.87%	6.20%	7.65%	—
Class N Return After Taxes on Distributions	2.53%	4.65%	5.98%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	3.23%	4.78%	6.02%	—
Class I Return Before Taxes	4.12%	6.46%	7.92%	—
Class Z Return Before Taxes	4.21%	—	—	1.20%
Russell Midcap® Value Index[2] (reflects no deduction for fees, expenses or taxes)	4.96%	9.73%	10.49%	6.69%
S&P MidCap 400® Index[2] (reflects no deduction for fees, expenses or taxes)	13.66%	12.35%	11.51%	9.80%

1	Class Z and Index performance shown reflects performance since the inception date of the Fund’s Class Z shares on September 29, 2017.
[2]

The Russell Midcap® Value Index replaced the S&P MidCap 400® Index as the Fund’s benchmark on March 19, 2021 because the Investment Manager and Subadviser believe the new benchmark is more representative of the Fund’s current investment strategies.

The section titled “Portfolio Management” on page 3 is deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Manager

AMG Funds LLC

Subadviser

River Road Asset Management, LLC

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)

Portfolio Managers

Matthew W. Moran, CFA

Vice President and Portfolio Manager of River Road;

Portfolio Manager of the Fund since March 2021.

Daniel R. Johnson, CFA, CPA

Vice President and Portfolio Manager of River Road;

Portfolio Manager of the Fund since March 2021.

R. Andrew Beck

Chief Executive Officer of River Road;

Portfolio Manager of the Fund since March 2021.

In addition, effective if and when the New Subadvisory Agreement takes effect, the Summary Prospectus is amended as follows:

The sections titled “Fees and Expenses of the Fund” and “Expense Example” on page 1 are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee[1]	0.56%	0.56%	0.56%
Distribution and Service (12b-1) Fees	0.24%	None	None
Other Expenses[1]	0.31%	0.26%	0.21%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.12%	0.83%	0.78%
Fee Waiver and Expense Reimbursements[3]	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2,3]	1.11%	0.82%	0.77%

[1]	Expense information has been restated to reflect current fees.
[2]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

[3]

AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.76% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2023. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$113	$354	$615	$1,362
Class I	$84	$263	$459	$1,024
Class Z	$79	$248	$432	$965

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE